                                                                  EXHIBIT 10.7



                        CO-PACK AGREEMENT dated as of December 31, 1996 (this
                  "Agreement") between Van den Bergh Foods Company, a division of Conopco, Inc., a New York corporation ("Supplier"), and MBW Foods Inc. (f/k/a MBW Acquisition Corp.), a Delaware corporation ("Purchaser").

            WHEREAS, Supplier and Purchaser have entered into an Asset Purchase Agreement dated as of December 18, 1996 (the "Purchase Agreement"), providing for, among other things, the sale by Supplier to Purchaser of the Transferred Assets (as defined in the Purchase Agreement);

            WHEREAS, Section 5.4 of the Purchase Agreement also provides that Supplier and Purchaser shall enter into a manufacturing and supply agreement pursuant to which Supplier shall supply and Purchaser shall purchase the products listed on Schedule A hereto (the "Products") under the terms and conditions set forth herein; and

            WHEREAS, the Transferred Assets include certain Equipment used in connection with the Business (each as defined in the Purchase Agreement).

            NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                    ARTICLE I

     Binding Forecasts; Estimated Forecasts; Purchase Orders; Equipment

            1.1. Binding Forecasts; Estimated Forecasts. On the date hereof, Purchaser shall provide Supplier with an initial written forecast of Purchaser's projected demand for Products during the three (3) month period beginning January 1, 1997. Thereafter, no later than the 15th day of each month, Purchaser shall supply a written forecast of Purchaser's projected demand during the following three months. The initial month's forecast for such Products (the "Binding Forecast") shall set forth the total quantity of Products that Purchaser shall order for delivery during such month and shall represent a commitment by Purchaser to purchase the amount of Product indicated thereunder. The last two months of each such forecast shall be a nonbinding, good faith estimate of the quantity of Products that Purchaser expects to order for delivery during the second and third months (the "Estimated Forecasts"). The Estimated Forecasts are for planning purposes only and shall not be construed as a firm commitment to Supplier. Supplier shall invoice Purchaser and Purchaser shall thereafter pay for any Product specified in a Binding Forecast but not ordered by Purchaser during the month to which such Binding Forecast relates.

            1.2. Purchase Orders. All purchases of Product by Purchaser hereunder shall be pursuant to written purchase orders, which shall be delivered at least 20 days prior to the requested delivery date. A purchase order shall specify the Products ordered, the quantities of each Product ordered and the requested time and manner of delivery, all of which shall be subject to the amount of Products specified in the Binding Forecast and the provisions of Articles II and III.

            1.3. Acceptance of Purchase Orders. Supplier may reject any purchase order that specifies a quantity that is inconsistent with the provisions of
Article II or that, when added to the other quantities of Products delivered or to be delivered during any month, exceeds the Binding Forecast for such month or that contains a delivery schedule that is inconsistent with the provisions of
Article III.

            1.4. Removal of Equipment. Following expiration or termination of this Agreement, the Equipment shall be removed from Supplier's applicable facility in accordance with the provisions of the Purchase Agreement. In addition, upon such expiration or termination, Supplier shall immediately account for and return to Purchaser, freight collect, Specifications (as defined in Section 5.1) and co-pack manuals related exclusively to the Products and other confidential processing information owned and/or supplied by Purchaser pursuant to this Agreement.

                                   ARTICLE II

                          Quantity; Purchased Inventory

            2.1. Quantity. Purchaser shall purchase from Supplier, and Supplier shall, subject to the last sentence of this Section 2.1, sell to Purchaser, all Purchaser's requirements as forecasted and ordered during the term of, and subject to all the other terms of, this Agreement, provided, however, that Supplier shall have no obligation to supply any amount of Product in excess of the amount specified in the Binding Forecast for such month. In addition, no Binding Forecast shall be in excess of the maximum supply limits or below the minimum supply limits for the Products set forth on the attached Schedule B. If, during any period, Purchaser desires to purchase a quantity of Products that exceeds the maximum supply limits on any Binding Forecast, Purchaser shall notify Supplier in writing, and Supplier may, in its sole discretion, accommodate Purchaser, but shall be under no obligation to supply such additional quantities and shall not be responsible for any losses or damages that may be suffered by the Purchaser as a result of such failure to supply the additional Products. If Purchaser wishes to reduce its purchases of Product hereunder to less than all of its requirements, (i) it may do so on 60 days notice to Supplier if the reduction in quantity is substantially the same percentage reduction for each SKU (with pricing thereafter to be in accordance with Schedule C-1) or (ii) if the reduction in quantity is not substantially the same percentage reduction for each SKU, Supplier and Purchaser shall negotiate in good faith the price increase that shall result from such reduction. Until 60 days (or as otherwise mutually agreed by Supplier and Purchaser) after Supplier and Purchaser have reached agreement with respect to the matters described in clause (ii) of the preceding sentence, Purchaser shall continue to purchase all of Purchaser's requirements from Supplier.

            2.2. Purchased Materials. Pursuant to the Purchase Agreement, Purchaser has purchased certain raw materials and packaging supplies (the "Purchased Materials"), which shall be used by Supplier to manufacture the Products hereunder. All Purchased Materials shall be used by Supplier to produce the Products on a "first in, first out" basis before Supplier uses any similar raw materials or packaging supplies purchased after the date hereof. Purchaser's cost for the Purchased Materials is the amount set forth in respect thereof on the Closing Date Inventory Statement (as defined in the Purchase Agreement) (the "Purchased Material Cost").

                                   ARTICLE III

                            Delivery; Invoices; Title

            3.1. Delivery. Prior to the expiration or termination of the Transition Services Agreement, Supplier shall deliver the Products as set forth in the Transition Services Agreement. Following the expiration or termination of the Transition Services Agreement, Supplier shall make the Products available for shipping by Purchaser's designated carrier, F.O.B., Supplier's Olathe, Kansas facility or Rochester, New York facility, as the case may be, on the date specified in the purchase orders, but, if a purchase order requests delivery less than 20 days after the receipt by Supplier of the purchase order, Supplier shall have 20 days after its receipt of the purchase order to deliver the Products ordered in such purchase order. Supplier shall use commercially reasonable efforts to manufacture and have ready for shipment orders of Products by any earlier requested shipment date, so long as such efforts do not interfere with Supplier's normal operations at Supplier's facilities.

            3.2. Invoices; Payment. Following the expiration or termination of the Transition Services Agreement, all orders for Products under this Agreement shall be invoiced at the time of manufacture and any Products specified in a Binding Forecast but not ordered in the related calendar month shall be invoiced on the business day following such month. All invoices hereunder shall be due and payable net thirty (30) days from the invoice date. Any amount not paid when due shall accrue interest at the rate of one and one-half percent (1-1/2%) per month until paid in full.

            3.3. Title. Title to, and risk of loss regarding, the Products shall be in and pass to Purchaser upon Supplier's manufacture of the Products.

                                   ARTICLE IV

                                      Price

            4.1. Price. The price for Products sold by Supplier to Purchaser shall be as described on Schedule C and Schedule C-1.

                                    ARTICLE V

                                     Quality

            5.1. Specifications. The specifications for the Products are set forth on Schedule D (the "Specifications") and are the Specifications that were used by Supplier for the manufacture of the Products immediately prior to the Closing Date. Purchaser shall have the right, at its sole option, to modify from time to time the formulations for Products included as part of the Specifications (such modified Products are referred to herein as "Modified Products"); provided such modifications do not require any alterations or additions to the Equipment or process changes and would not interfere with Supplier's other business operations. Purchaser shall bear any additional costs which are required in order to manufacture Products in accordance with such modified formulations. A condition to any such modification shall be that the price for Products with modified formulations shall have been adjusted by mutual agreement of the parties to reflect the increased or decreased cost of manufacture by Supplier. At the request of the Purchaser, Supplier shall furnish to Purchaser records, invoices and other data pertaining to the prices for any such modified Products and/or the costs of Supplier for the manufacture thereof. Supplier shall code each Product as outlined in the Specifications and shall not mix different Product code dates in the same carton and/or case. Supplier shall consider in good faith any other requested changes by Purchaser; provided, however, that Supplier shall not be required to make any such other changes.

            5.2. Nonconforming Products. Any Products delivered hereunder that do not conform to the Specifications shall be deemed to be "Nonconforming Products". Purchaser shall notify Supplier of any Nonconforming Products within

10 days after such Products were shipped from Supplier's facility; provided, that the failure to give such notice shall not relieve Supplier of any liability hereunder except to the extent Supplier is actually prejudiced thereby; and provided, further, such notice must be given prior to the expiration of the shelf life of the Nonconforming Product at issue or Supplier shall have no liability in respect thereof. Any such Nonconforming Products shall be returned to Supplier at Supplier's cost, but prior to any such return, Supplier shall have the right to examine and test any Products that Purchaser claims are Nonconforming Products. At Supplier's option, it shall either issue Purchaser a credit for such Nonconforming Products or promptly replace, at Supplier's cost, such Nonconforming Products with Products that meet the Specifications.

            5.3. Right To Inspect. During the term hereof, Purchaser shall have the right, at Purchaser's sole cost and expense, during normal business hours and upon reasonable written notice to Supplier, (i) to enter and inspect that portion of Supplier's facility where the Products are manufactured to ensure that the Products comply with the Specifications and to monitor all aspects of production of Products, (ii) to inspect the Equipment and (iii) to audit and inspect the books and records of Supplier's operations at the Supplier's facility to the extent related to the quality control of the manufacture of Product; provided, however, that any inspection pursuant to this Section 5.3 shall not interfere with Supplier's normal operations at such facilities and that such inspections are subject to the execution of confidentiality agreements reasonably satisfactory to Supplier. Supplier will promptly submit to Purchaser copies of all quality assurance reports as required by the Specifications.

            5.4. Purchase of Raw Materials and Supplies. (a) Except for the Purchased Materials, Supplier shall purchase all ingredients, raw materials and packaging supplies necessary to produce the Products manufactured hereunder during the term hereof. Supplier shall make such purchases either as the agent of Purchaser or as a principal.

            (b) During the three months prior to the expiration of this Agreement or following such time as when notice has been given hereunder that either party hereto intends to terminate this Agreement, Supplier and Purchaser shall cooperate to minimize the quantities of ingredients, raw materials and packaging supplies that are held by Supplier for the manufacture of the Products.

            5.5. Recall. Purchaser shall provide recall or withdrawal services in a manner which is consistent with the policies and procedures applied in recalling or withdrawing products in other food businesses for which Dartford Partnership provides management services, except that the decision to recall or withdraw the Products will be made in the sole discretion of Purchaser. Purchaser will, however, make all reasonable efforts to discuss the matter with Supplier.

            5.6. Quality Control. Supplier agrees that it will not materially change the practices which were observed by Supplier with respect to the manufacture of Product prior to Purchaser's purchase of the Business, including, without limitation, sanitation, pest control, formula control, product evaluation procedures, shelf life, hold procedures, product safety plans and employee training.

                                   ARTICLE VI

                              Term and Termination

            6.1. Term. (a) This Agreement shall commence on the date hereof and shall continue in effect through the first anniversary of the Closing Date (as defined in the Purchase Agreement).

            (b) Any extension of this Agreement with respect to the supply of food service pancake mix from Supplier to Purchaser shall be agreed upon, on terms and conditions mutually agreeable to Supplier and Purchaser, at least three months prior to the termination of this Agreement; provided, however, neither party hereto shall be required to extend the term of this Agreement.

            6.2. Termination. Notwithstanding the provisions of Section 6.1, this Agreement may be terminated prior to the expiration of the term, upon prior written notice as set forth below:

            (i) either in its entirety or with respect to one or more Products by mutual agreement of the parties;

            (ii) by Supplier, if Purchaser fails to pay any amount when due hereunder and such failure continues for a period of five (5) days following written notice thereof (unless the unpaid amount of such invoice is being contested in good faith by Purchaser);

            (iii) by either party if the other party commits a breach of any provision of this Agreement and such failure continues for a period of thirty (30) days following written notice;

            (iv) by either party, effective immediately, if the other party files, or has filed against it, a petition for voluntary or involuntary bankruptcy or pursuant to any other insolvency law or the other party makes or seeks to make a general assignment for the benefit of its creditors or applies for or consents to the appointment of a trustee, receiver or custodian for it or a substantial part of its property; or

            (v) by either party, in the event of a Force Majeure occurrence affecting the other party which continues for more than sixty (60) days.

            6.3. Effect of Termination. (a) Upon the termination or expiration of this Agreement, Purchaser shall purchase from Supplier (i) at the price provided in Section 4.1, all existing inventory of Products that have not already been paid for by Purchaser, and (ii) at the price paid by Supplier therefor, all quantities of ingredients, raw materials and packaging supplies, wherever located, excluding Purchased Materials, that are intended to be used in the manufacture of Products at the Supplier's facility. In addition, any Purchased Materials that remain in Supplier's possession shall be returned to Purchaser and Supplier shall pay to Purchaser the portion of the Purchased Material Cost attributable to Purchased Materials used by Supplier to manufacture the Products hereunder. Purchaser shall pay all shipping and delivery charges in respect of the inventories and Purchased Materials acquired under this Section 6.3(a).

            (b) Upon the termination or expiration of this Agreement, the Supplier shall cease manufacturing the Products.

            (c) In the event of expiration or termination of this Agreement for any reason, any obligations, claims, damages, losses, liabilities or debts arising prior to such expiration or termination shall survive the expiration or termination hereof for any reason whatsoever.

                                   ARTICLE VII

                                   Warranties

            7.1. Supplier Warranties. Supplier warrants that the Products supplied hereunder shall be manufactured in accordance with and shall comply with the Specifications therefor and shall be manufactured in accordance with all applicable laws or regulations, including, without limitation, the provisions of the Federal Food, Drug and Cosmetics Act, as amended, and will not constitute "adulterated or misbranded goods" within the meaning of such Act; provided, however, that with respect to Modified Products, Supplier only warrants that such Modified Products will have been manufactured in accordance with the formulas and recipes therefor. WITHOUT LIMITING THE FOREGOING WARRANTIES, SUPPLIER MAKES NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND SUPPLIER SPECIFICALLY DISCLAIMS ANY SUCH WARRANTIES.

            7.2. Purchaser Warranties. Purchaser warrants that (i) any Modified Product manufactured in accordance with its applicable formula will comply with the Specifications for such Modified Product, (ii) the Specifications for Modified Products shall comply with all applicable laws or regulations, including, without limitation, the provisions of the Federal Food Drug and Cosmetics Act, as amended, and (iii) Modified Products manufactured in accordance with the applicable formulas will not constitute "adulterated or misbranded goods" within the meaning of such Act.

                                  ARTICLE VIII

                             Limitation of Liability

            8.1. Limitation of Liability. Except for Supplier's obligations under Section 9.1(b), the liability of Supplier with respect to the Products delivered hereunder shall be limited solely to the replacement or refund of Nonconforming Products as provided in Section 5.3 and Supplier shall have no other liability whatsoever with respect to the Products or Nonconforming Products.

            8.2. No Consequential Damages. Except as may arise pursuant to the indemnification provided for in Article IX, neither party shall be liable for any indirect, special or consequential damages or for lost profits or revenues of any kind resulting from the failure of any Products to meet the Specifications or for any breach of this Agreement.

                                   ARTICLE IX

                                 Indemnification

            9.1. Indemnification. (a) Purchaser shall indemnify, defend and hold Supplier and its affiliates harmless from and against any and all claims, losses, damages, liabilities, deficiencies, obligations, out of pocket costs or expenses, including without limitation reasonable attorneys' fees and expenses and costs and expenses of investigation (collectively "Losses") arising out of or resulting from (i) the sale or distribution of the Products or Modified Products; (ii) actual or alleged personal injury (including illness or death) in connection with or related to the use of the Products or Modified Products (in the case of clauses (i) and (ii), excluding Losses for which Supplier is liable pursuant to Section 9.1(b)) or (iii) breaches of Purchaser's warranties contained in Section 7.2 hereunder.

            (b) Supplier shall indemnify, defend and hold Purchaser and its affiliates harmless from and against all Losses in respect of actual or alleged personal injury (including illness or death) to the extent resulting from breaches of Supplier's warranties contained in Section 7.1 hereunder.

            9.2. Indemnification Procedure for Third Party Claims. If a party entitled to indemnification hereunder (an "Indemnified Party") receives written notice of the commencement of any action or proceeding, the assertion of any claim by a third-party or the imposition of any penalty or assessment for which indemnity may be sought under this Article IX (a "Third Party Claim") and the Indemnified Party intends to seek indemnity pursuant to this Article IX, the Indemnified Party shall promptly provide the party providing indemnification hereunder (the "Indemnifying Party") with written notice of such Third Party Claim. The Indemnifying Party shall be entitled to participate in or, at its option, assume the defense, appeal or settlement of such Third Party Claim, with counsel selected by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. The Indemnified Party shall fully cooperate with the Indemnifying Party in connection therewith. The Indemnified Party shall be entitled at any time to employ separate counsel to represent itself, but if the defense, appeal or settlement of such Third Party Claim has been assumed by the Indemnifying Party with its approved counsel as provided above, any separate counsel employed by the Indemnified Party shall be at the Indemnified Party's expense. The Indemnifying Party shall not settle any Third Party Claim, the defense or settlement of which is controlled by it, without the Indemnified Party's prior written consent. In the event that the Indemnifying Party fails to assume the defense, appeal or settlement of any Third Party Claim within ten (10) days after receipt of notice thereof from the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, appeal or settlement of such Third Party Claim at the expense and for the account of the Indemnifying Party.

            9.3. Survival. The indemnification provisions of this Article IX shall survive the expiration or termination of this Agreement for any reason whatsoever.

                                    ARTICLE X

                                Other Agreements

            10.1. Intellectual Property. The parties hereto understand and acknowledge that nothing contained in this Agreement shall be deemed to give Supplier or any other Person any right, title or interest to Purchaser's trademarks and trade names, or any other trademarks, trade names or other intellectual property of Purchaser and its affiliates, and the same shall at all times remain in Purchaser and its affiliates. Neither Supplier nor any other Person shall have any right to use, adopt or register any of such trademarks or trade names or other intellectual property, except as required to perform the services set forth herein or as authorized in writing by Purchaser.

            10.2. Confidentiality. Supplier acknowledges that Purchaser will be providing Supplier with proprietary technical information and know-how, including without limitation the Specifications (including all formulas), all of which information and know-how are closely guarded secrets and assets of Purchaser and its affiliates or customers. Supplier shall hold in confidence all such information and know-how received from Purchaser and shall use such information and know-how only for the purpose of manufacturing Products for Purchaser hereunder. Upon the termination or expiration of this Agreement, Supplier shall return to Purchaser all such information and know-how, together with all copies thereof, and shall retain none for its files. Supplier shall inform its employees of the confidential nature of such information and know-how. Supplier shall be responsible for any breaches of such confidentiality by its employees.

            10.3. Ownership of Equipment. The Equipment shall at all times remain the property of Purchaser and such ownership shall be clearly designated. Supplier will perform routine maintenance, at a level and in a manner as historically performed by Supplier, on all Equipment. Purchaser shall be fully responsible for all non-routine or otherwise extraordinary repairs or maintenance, and for any replacement of, or capital improvements to, the Equipment, as needed. Purchaser shall assume the entire risk of loss or damage to the Equipment from any cause whatsoever while the Equipment is in Supplier's control and/or possession. Supplier shall not, at any time prior to return to Purchaser hereunder, remove the Equipment from the Supplier's facility.

            Supplier shall not use the Equipment for the processing or manufacturing of any product other than Products for sale to Purchaser hereunder.

            10.4. Personnel. Supplier shall render the services agreed upon in this Agreement with its own personnel, and Supplier has the necessary and qualified personnel to perform such services. The personnel of Supplier performing any services hereunder shall be the employees of Supplier, and Purchaser shall have no labor relationship with such personnel nor shall Purchaser be liable for wages or collective bargaining liabilities to such employees.

                                   ARTICLE XI

                                  Miscellaneous

            11.1. Notices. Any notice or other communication hereunder shall be in writing and shall be (i) delivered personally; (ii) sent by documented overnight delivery service; (iii) sent by facsimile transmission, provided that a confirmation copy thereof is sent no later than the business day following the day of such transmission by documented overnight delivery service or first class mail, postage prepaid (certified or registered mail, return receipt requested); or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given
(i) on the date of delivery, if delivered personally; (ii) on the business day after dispatch by documented overnight delivery service, if sent in such manner;
(iii) on the date of facsimile transmission, if so transmitted; or (iv) on the fifth business day after sent by first-class mail, postage prepaid, if sent in such manner. Notices or other communications shall be directed to the following addresses:

            If to Supplier:

            Van den Bergh Foods Company
            2200 Cabot Drive
            Lisle, Illinois 60532
            Telecopier:  (630) 955-5531

            Attn:  Arnold Friede

            with a copy to:

            Unilever United States, Inc.
            390 Park Avenue
            New York, New York 10022
            Telecopier:  (212)  688-3411

            Attn:  General Counsel

            If to Purchaser:

            MBW Foods Inc.
            c/o Dartford Partnership L.L.C.
            801 Montgomery Street; Suite 400
            San Francisco, CA 94133

            Telecopier:  (415) 982-3023

            Attention:        Ray Chung

            Either party may, by notice given in accordance with this Section 11.1, specify a new address for notices under this Agreement.

            11.2. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not affect the interpretation hereof.

            11.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its principles of conflict of laws.

            11.4. Assignment. Neither party may assign its rights and obligations under this Agreement to any third party without the prior written consent of the other party; provided, however, that (i) Supplier may assign its rights and obligations hereunder (A) to any affiliate of Supplier that is capable of performing Supplier's obligations hereunder or (B) to any purchaser of Supplier's business or facility, and (ii) Purchaser may assign its rights and obligations hereunder (A) to any purchaser of all or substantially all of Purchaser's business in respect of the Products, (B) to any of Purchaser's affiliates so long as Purchaser shall remain fully liable for the fulfillment of all such obligations and (C) as security to Purchaser's lenders in respect of the Financing (or as collateral security in connection with any other financing so long as the proceeds thereof are used for businesses of or acquisitions by Purchaser, its successors or its subsidiaries) if so requested, provided, however, that in the event of any such assignment of this Agreement, Purchaser shall notify Supplier of such assignment within two business days thereof.

            11.5. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties and their successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            11.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            11.7. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein and such provision shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction.

            11.8. Independent Status. Supplier is an independent contractor engaged by Purchaser for the provision of the Products. Except as provided in
Section 5.4, nothing in this Agreement shall constitute Supplier as an employee, agent or general representative of Purchaser. Except as provided in Section 5.4, this Agreement shall not constitute either party as the legal representative or agent of the other nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against, or in the name of or on behalf of, the other party.

            11.9. Force Majeure. Except for the payment of money, neither party shall be in default hereunder by reason of any failure or delay in the performance of its obligations hereunder where such failure or delay is due to circumstances or causes beyond such party's reasonable control, such as acts of God, labor disputes, strikes, war, threat of war, riot, intervention by governmental authorities, embargoes, priorities repealed or required by civil authorities, floods, fire, accident, delays in transportation or other occurrences of a similar nature. Any party affected by a "Force Majeure" occurrence shall provide written notice thereof to the other and shall indicate the projected length of such Force Majeure occurrence.

            11.10. Jurisdiction; Service of Process. Supplier and Purchaser irrevocably consent and agree that any legal action, suit or proceeding against either of them with respect to their obligations or liabilities under or arising out of or in connection with this Agreement may be brought in the United States District Court for the Southern District of New York or in the courts of the State of New York sitting in New York County and each hereby irrevocably accepts and submits to the exclusive jurisdiction of each of the aforesaid courts in personam, with respect to any such action, suit or proceeding. Supplier and Purchaser irrevocably consent and agree that the service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding arising hereunder may be made by mailing a copy thereof by certified or registered mail, postage prepaid, return receipt requested, to the party to be served at the address set forth in
Section 11.1 hereof, with such service to be effective upon receipt.

            11.11. Amendment; Waivers. This Agreement may be amended only in a writing signed by both parties hereto. Any provision of this Agreement may be waived only in a writing signed by the party to be bound by such waiver. No course of dealing between the parties shall be effective to amend or waive any provision of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                          VAN DEN BERGH FOODS COMPANY,


                          by:
                              /s/ Mart Laius
                              --------------
                              Name:  Mart Laius
                              Title: Authorized Signatory


                          MBW FOODS INC.,


                          by:
                              /s/ Ray Chung
                              -------------
                              Name:  Ray Chung
                              Title: Executive Vice President

                                   SCHEDULE A

                                LIST OF PRODUCTS
                                ----------------

SKU            DESCRIPTION-SYRUP               SKU             DESCRIPTION-PANCAKE MIXES
397102         1.5 OZ PORTIONS                 60650           5 LB. BUTTERMILK PANCAKE
397120         1.0 OZ PORTIONS                 60655           5 LB. COMPLETE PANCAKE AND WAFFLE
397160         4/1 ECONOLITE GALLONS           60656           5 LB. EGG PANCAKE
397162         DISPLAY GALLONS COSTCO          60657           5 LB. DELUXE EGG PANCAKE
397170         DISPLAY GALLONS FRENCH          60658           50 LB. PANCAKE & WAFFLE BASE
579129         24 OZ REG                       60660           5 LB. GOURMET BELGIAN WAFFLE BASE
529224         24 OZ LITE                      60661           5 LB. POTATO PANCAKE
579172         24 OZ CBR                       60662           50 LB. EGG PANCAKE
529390         24 OZ LITE .25 OFF              60665           25 LB. BUTTERMILK PANCAKE**
579225         24 OZ REG .25 OFF
579412         12 OZ REG                       NOTE: **No shipments during the past 12 months. Considered
579169         12 OZ REG 1.69                           discontinued by VDB.
529212         12 OZ LITE
529169         12 OZ LITE 1.69
579408         36 OZ REG
529208         36 OZ LITE
529370         36 OZ LITE .35 OFF
579035         36 OZ REG .35 OFF


                                   SCHEDULE B
                                   ----------

                                 Supply Limits
                                 -------------

                                Syrup and Mixes
                                ---------------


                 SYRUPS:

                 Minimum Supply          Maximum Supply
                 -------------           --------------

                 5.0 million pounds      8.0 million pounds

The monthly minimum and maximum supply limits are dependent upon product mix being substantially consistent with historical production. If the product mix significantly changes, the minimums and maximums may also change.


                 MIXES:

                 Maximum weekly capacity is 195,000 pounds.

                                   Schedule C
                          Syrup and Mix Co-pack Prices
                             COST PER PHYSICAL CASE
                                   FOB PLANT

                                                      1-3 Months   4-6 Months  After 6 Months
                                                       103.5% of    106% of        11% of
                                         Base Price   Base Price   Base Price    Base Price
---------------------------------------------------------------------------------------------
 397102  1.5 OZ PORTIONS                     4.73        4.90         5.01          5.25
---------------------------------------------------------------------------------------------
 397120  1.0 OZ PORTIONS                     7.44        7.70         7.89          8.26
---------------------------------------------------------------------------------------------
 397160  4/1 ECONOLITE GALLONS              10.44       10.81        11.07         11.59
---------------------------------------------------------------------------------------------
 397162  DISPLAY GALLONS COSTCO             10.22       10.58        10.83         11.34
---------------------------------------------------------------------------------------------
 397170  DISPLAY GALLONS FRENCH             10.34       10.70        10.96         11.48
---------------------------------------------------------------------------------------------
 579129  24 OZ REG                           7.38        7.64         7.82          8.19
---------------------------------------------------------------------------------------------
 529224  24 OZ LITE                          6.63        6.86         7.03          7.36
---------------------------------------------------------------------------------------------
 579172  24 OZ CBR                           7.59        7.86         8.05          8.42
---------------------------------------------------------------------------------------------
 529390  24 OZ LITE .25 OFF                  6.66        6.89         7.06          7.39
---------------------------------------------------------------------------------------------
 579225  24 OZ REG .25 OFF                   7.35        7.61         7.79          8.16
---------------------------------------------------------------------------------------------
 579412  12 OZ REG                           4.55        4.71         4.82          5.05
---------------------------------------------------------------------------------------------
 579169  12 OZ REG 1.69                      4.58        4.74         4.85          5.08
---------------------------------------------------------------------------------------------
 529212  12 OZ LITE                          4.55        4.71         4.82          5.05
---------------------------------------------------------------------------------------------
 529169  12 OZ LITE 1.69                     4.26        4.41         4.52          4.73
---------------------------------------------------------------------------------------------
 579408  36 OZ REG                           8.04        8.32         8.52          8.92
---------------------------------------------------------------------------------------------
 529208  36 OZ LITE                          7.34        7.60         7.78          8.15
---------------------------------------------------------------------------------------------
 529370  36 OZ LITE .35 OFF                  7.38        7.64         7.82          8.19
---------------------------------------------------------------------------------------------
 579035  36 OZ REG .35 OFF                   8.05        8.33         8.53          8.94
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 60650  5 Lbs. Buttermilk Pancake Mix       11.22        11.61       11.89         12.45
---------------------------------------------------------------------------------------------
 60655  5 Lbs. Complete Pancake Mix         10.81        11.19       11.46         12.00
---------------------------------------------------------------------------------------------
 60656  5 Lbs. Egg Pancake Mix              10.57        10.94       11.20         11.73
---------------------------------------------------------------------------------------------
 60657  5 Lbs. Deluxe Egg Pancake Mix       10.51        10.88       11.14         11.67
---------------------------------------------------------------------------------------------
 60658  50 Lbs. Pancake & Waffle Mix        11.90        12.32       12.61         13.21
---------------------------------------------------------------------------------------------
 60660  5 Lbs. Gourmet Belgian Waffle Mix   12.15        12.58       12.88         13.49
---------------------------------------------------------------------------------------------
*60661  5 Lbs. Potato Pancake Waffle Mix    22.18        22.96       23.51         24.62
---------------------------------------------------------------------------------------------
 60662  50 Lbs. Egg Pancake Mix             12.69        13.13       13.45         14.09
---------------------------------------------------------------------------------------------

*Costs are higher for freeze dried potato flakes and diced onions.

--------------------------------------------------------------------------------
The above prices will be adjusted monthly for purchase price variances (raw materials & packaging) from standard costs. The adjustment for purchase price variances will be invoiced to the Buyer monthly. If the product mix and the number of shifts change from historical past practices, the above prices may increase.
--------------------------------------------------------------------------------

                                 Schedule C - 1
         Syrup and Mix Co-pack Prices for changes in production levels
                             COST PER PHYSICAL CASE
                                   FOB PLANT

--------------------------------------------------------------------------------
If monthly production volumes are below 5.0 million pounds or exceed 8.0 million pounds (using a historical product mix), then the base price charged to the Buyer will increase as shown below.
--------------------------------------------------------------------------------

                                 ---------------------------------------
                                 Change in Production (plus or minus)
                                 ------------------------------------------------------------------------------
                                    5%        10%       15%       20%       25%       40%       60%       80%
---------------------------------------------------------------------------------------------------------------
397102  1.5 OZ PORTIONS             4.78      4.83      4.88      4.97      5.20      5.68      6.15      6.62
---------------------------------
397120  1.0 OZ PORTIONS             7.51      7.59      7.67      7.81      8.18      8.93      9.67     10.42
---------------------------------
397160  4/1 ECONOLITE GALLONS      10.54     10.66     10.76     10.97     11.47     12.53     13.57     14.62
---------------------------------
397162  DISPLAY GALLONS COSTCO     10.32     10.43     10.54     10.73     11.23     12.26     13.29     14.31
---------------------------------
397170  DISPLAY GALLONS FRENCH     10.44     10.55     10.66     10.86     11.36     12.41     13.44     14.48
---------------------------------
579129  24 OZ REG                   7.45      7.53      7.61      7.75      8.11      8.86      9.59     10.33
---------------------------------
529224  24 OZ LITE                  6.70      6.77      6.84      6.96      7.29      7.96      8.62      9.28
---------------------------------
579172  24 OZ CBR                   7.67      7.75      7.83      7.97      8.34      9.11      9.87     10.63
---------------------------------
529390  24 OZ LITE .25 OFF          6.73      6.80      6.87      6.99      7.32      7.99      8.66      9.32
---------------------------------
579225  24 OZ REG .25 OFF           7.42      7.50      7.58      7.72      8.08      8.82      9.58     10.29
---------------------------------
579412  12 OZ REG                   4.60      4.64      4.69      4.78      5.00      5.46      5.92      6.37
---------------------------------
579169  12 OZ REG 1.69              4.63      4.67      4.72      4.81      5.03      5.50      5.95      6.41
---------------------------------
529212  12 OZ LITE                  4.60      4.64      4.69      4.78      5.00      5.46      5.92      6.37
---------------------------------
529169  12 OZ LITE 1.69             4.30      4.35      4.39      4.47      4.68      5.11      5.54      5.96
---------------------------------
579408  36 OZ REG                   8.12      8.21      8.29      8.44      8.84      9.65     10.45     11.26
---------------------------------
529208  36 OZ LITE                  7.41      7.49      7.57      7.71      8.07      8.81      9.54     10.28
---------------------------------
529370  36 OZ LITE .35 OFF          7.45      7.53      7.61      7.75      8.11      8.86      9.59     10.33
---------------------------------
579035  36 OZ REG .35 OFF           8.13      8.22      8.30      8.45      8.85      9.66     10.47     11.27
---------------------------------

                                   SCHEDULE D


SYRUP - FINISHED PRODUCT SPECIFICATIONS

               REGULAR SYRUP         LITE SYRUP
                  @ 70F                @ 70F
               -------------       -------------
               MIN       MAX       MIN       MAX
               ---       ---       ---       ---
BRIX           67.2      69.5      35        37.3

PH              4.8       5.2      4.2        4.6

VISCOSITY      700       1500      1350      2050

MICRO                   < 100               < 100

YEAST                   < 10                < 10

MOLD                    < 10                < 10

COLIFORM                < 10                < 10

                                        TARGET
                    NET GRAMS                +/-2%
NET WEIGHTS        PER BOTTLE        MIN      MAX
-----------        ----------        ---      ---

24 FL OZ REG          951.1         932.1    970.1
24 FL OZ LITE         821.9         805.5    838.3

12 FL OZ REG          475.5         466.0    485.0
12 FL OZ LITE         410.9         402.7    419.1

36 FL OZ REG         1426.6        1398.1   1455.1
36 FL OZ LITE        1232.8        1208.1   1257.5

4 X 1 GALLON         5072.3        4970.9   5173.7

200 X 1 OZ             28.3          27.7     28.9
100 X 1.5 OZ           42.5          41.7     43.4

Note: Same specifications are used for Country Best Recipe.

                                          Formula Number  60662
                                          Formula Name:   MBW EGG PANCAKE MX.

                              MISCELLANEOUS MIXES

                                          Supersedes:
                                          Issue Date:  10/07/91

PRODUCT STANDARDS
-----------------

Water Abs. Mix  ____________+/-1%         Weight 6      9 1/4 oz. +/- 1/4 oz.
                                                        _____________________
Specific Volume ____________+/- .3        Height 6      3" +/- 1/4"
                                                        ___________
Crumb Color     LT - MED YELLOW           Spread 6      25 (degrees) +/- 1/2"
                __________________                      _____________________
Crust Color     MEDIUM BROWN              Spread/Height _____________________
                __________________
Grain & Texture SL. OPEN W/UNIFORM        C02 Mix       _____________________
                    GAS HOLES
                __________________
pH Indicator    PURPLE                    Salt Mix      _____________________
                __________________
Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        BLAND
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer                                     Cutter Size   _____________________
          KITCHEN AID:
Mix               500         gm          Scoop Size    _____________________
          ___________________
          ___________________ gm          Depositor Set.  5 TYPE K
                                                        _____________________
          ___________________ gm          Raw Weight (3)      132       gm
                                                        ________________
Water             625         cc          Fry Time      _______________ sec. per
          ___________________
Mix Time   1/2 L.S. 1/2 L   min. low      Bake Time     _______________ min.
          _______________
          SPEED 1. USE WHIP
Mix Time  _________________ min. med.     Fry Temp.     ____________ (degrees) F

Batter Temp. __________ +/-2(degrees) F   Bake Temp.    ____________ (degrees) F


Batter Temp. _________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time         5        min.          Pan Size      ____________
             ______________
          ALLOW BATTER TO HYDRATE

          DEPOSIT 4 PANCAKES ON GRILL SET AT 375 (DEGREES) F. GRILL 1 1/4 MIN EACH SIDE.

                                          Formula Number  60651
                                          Formula Name:   MBW BUTTERMILK PANCAKE

                              MISCELLANEOUS MIXES

                                          Supersedes:
                                          Issue Date:  8/1/91

PRODUCT STANDARDS
_________________

Water Abs. Mix        125   +/-1%         Weight 6      10 oz. +/- 1/4 oz.
                ___________                             _________________
Specific Volume ____________+/- .3        Height 6      2 1/2" +/- 1/4"
                                                        _______________
Crumb Color     Med Yellow                Spread 6      25" +/- 1/2"
                __________________                      ____________
Crust Color     Med Brown                 Spread/Height _____________________
                __________________
Grain & Texture Open Many Small Gas       C0 2 Mix      _____________________
                    Bubbles
                __________________
pH Indicator    Purple                    Salt Mix      _____________________
                __________________
Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        Mild Buttermilk
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer                                     Cutter Size   _____________________
          Kitchen Aid, Use Whip
Mix               500         gm          Scoop Size    _____________________
          ___________________
          ___________________ gm          Depositor Set.  ladle or #5
                                                        _____________________
          ___________________ gm          Raw Weight    ________________gm

Water                625      cc          Fry Time             75       sec. per
          ___________________                           ________________

Mix Time   1/2 L.S. 1/2     min. low      Bake Time     _______________ min.
          _______________
          Speed I, Using Whip
Mix Time  _________________ min. med.     Fry Temp.         375      (degrees) F
                                                        ____________
Batter Temp. __________________+/-2"F     Bake Temp.    ____________ (degrees) F

Batter Temp. _________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time          5       min.          Pan Size      ____________
             ______________
          Allow Batter To Hydrate

          DEPOSIT 4 PANCAKES ON GRILL SET AT 375 (DEGREES) F. BAKE 1 1/4 MIN. ON EACH SIDE.

                                          Formula Number 43872
                                          Formula Name:  FS - Potatoe Panck. mx.

                              MISCELLANEOUS MIXES

                                          Supersedes: 07/25/89
                                          Issue Date: 05/29/92

PRODUCT STANDARDS
_________________

Water Abs. Mix        200   +/-1%         Weight 6      _____________________
                ___________
Specific Volume ____________+/- .3        Height 6      _____________________

Crumb Color     White                     Spread 6      _____________________
                __________________
Crust Color     Golden Brown              Spread/Height _____________________
                __________________
Grain & Texture Course & wet              C02 Mix       _____________________
                __________________
pH Indicator    __________________        Salt Mix      _____________________

Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        Onion
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer     A-120/12 qt. Bowl & Paddle      Cutter Size   _____________________

Mix              500         gm           Scoop Size         #16
          __________________                            _____________________
          __________________ gm           Depositor Set._____________________

          __________________ gm           Raw Weight    ______________ gm

Water             1000       cc           Fry Time             3       Min. per
          __________________                            ______________

Mix Time   1/2 L.S. 1/2    min. low       Bake Time     _______________ min.
          _______________
           (Kitchen Aid)
Mix Time  ________________ min. med.      Fry Temp.         375      (degrees) F
                                                        ____________
Batter Temp.      70        +/-2"F        Bake Temp.    ____________ (degrees) F
              _____________

Batter Temp.  ________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time           15     min.          Pan Size      ____________
              _____________

          Use small frying pan with 1/8" shortening in bottom.
          Batter will be thin and bubbly - will thicken as it sits.

                                          Formula Number 43942
                                          Formula Name:  FS-Gourmet Waffle AS
                                                           W/Mal

                              MISCELLANEOUS MIXES

                                          Supersedes: 02/21/92
                                          Issue Date: 09/10/92

PRODUCT STANDARDS
_________________

Water Abs. Mix      106.5   +/-1%         Weight 6      _____________________
                ___________
Specific Volume ____________+/- .3        Height 6      _____________________

Crumb Color     Med Yellow                Spread 6      _____________________
                __________________
Crust Color     Med Dark Brown            Spread/Height _____________________
                __________________
Grain & Texture Open & Wat                C02 Mix              1.30
                __________________                      _____________________
pH Indicator    Purple                    Salt Mix             2.50
                __________________                      _____________________
Spec. Gravity       365-375               Fat           _____________________
                __________________
                                          Flavor        Malt Vanilla
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer                                     Cutter Size   _____________________

Mix              850         gm           Scoop Size         6 oz ladle
          __________________                            _____________________
          +/- 2 sticks butter             Depositor Set._____________________
          __________________
          +/- 6 Large Eggs 300 gm         Raw Weight    ______________ gm

Water            225/680     cc           Fry Time      ______________ sec. per
          __________________

Mix Time    Hand mix      min. low        Bake Time  Full time-Deep wells iron
          _______________                            _________________________
SEE BELOW
Mix Time    Wire whip     min. med.       Fry Temp.     ____________ (degrees) F
          _______________
Batter Temp. ____________ +/-2"F          Bake Temp.    ____________ (degrees) F

Batter Temp.  ________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C


Bench Time          10     min.           Pan Size      ____________
              _____________

          1. Melt 2 sticks butter with 225 cc water
          2. Mix 6 large eggs with 680 cc water in separate bowl with wire whip.
          3. Add mix, stir well.
          4. Add melted butter with water, stir until blended.
          5. Use 6 oz. ladle for scaling each waffle.

                                          Formula Number 60658
                                          Formula Name:  MBW Pancake and Waffle

                              MISCELLANEOUS MIXES

                                          Supersedes:
                                          Issue Date: 06/27/91

PRODUCT STANDARDS
_________________

Water Abs. Mix  ___________+/-1%          Weight 6      11 oz +/- 1/4 oz.
                                                        _________________
Specific Volume ____________+/- .3        Height 6      2 1/2" +/- 1/4"
                                                        _________________
Crumb Color     Lt. Yellow                Spread 6      30" +/- 1/2"
                __________________                      _________________
Crust Color     Golden Brown              Spread/Height _____________________
                __________________
Grain & Texture Many Small Holes          C02 Mix       _____________________
                __________________
pH Indicator    5 Purple                  Salt Mix      _____________________
                __________________
Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer     Kitchen Aid and Whip            Cutter Size   _____________________

Mix              500         gm           Scoop Size    _____________________
          __________________
Soy Oil          100         gm           Depositor Set.        #5
          __________________                            _____________________
Fresh Eggs       100         gm           Raw Weight    ______________ gm
          __________________
Liq Buttermilk     835       cc           Fry Time      ______________ sec. per
               _____________

Mix Time        1/2        min. low       Bake Time     _______________ min.
          _______________
Mix Time Scrape  1 1/2     min. med.      Fry Temp.        375       (degrees) F
               __________  Speed 4                      ___________
Batter Temp.   __________  +/-2"F         Bake Temp.    ____________ (degrees) F

Batter Temp.  ________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time    ___________  min.           Pan Size      ____________

          Bake 1 1/4 Minutes on each side
          Batter will be a little thin-pancakes have higher center while on grill but collapse once off grill.

                                          Formula Number 43902
                                          Formula Name:  FS - Deluxe Egg Panck.
                                                            mx.

                              MISCELLANEOUS MIXES

                                          Supersedes: 04/13/92
                                          Issue Date: 09/10/92

PRODUCT STANDARDS
_________________

Water Abs. Mix  ___________+/-1%          Weight 6      9 1/4 oz. +/- 1/4 oz.
                                                        _____________________
Specific Volume ____________+/- .3        Height 6      3" +/- 1/4"
                                                        _____________________
Crumb Color     Lt Med Yellow             Spread 6      25" +/- 1/2"
                __________________                      _____________________
Crust Color     Med Brown                 Spread/Height _____________________
                __________________
Grain & Texture SL. Open W/Uniform        C02 Mix       _____________________
                  gas holes
                __________________
pH Indicator    Purple                    Salt Mix      _____________________
                __________________
Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        Bland
                                                        _____________________

LABORATORY DIRECTIONS
---------------------

Mixer     Kitchen Aid                     Cutter Size   _____________________

Mix              500         gm           Scoop Size    _____________________
          __________________
          __________________ gm           Depositor Set.      #5 Type K
                                                        _____________________
          __________________ gm           Raw Weight (3)      132      gm
                                                        ______________
Water            625       cc             Fry Time      ______________ sec. per
          __________________

Mix Time  1/2 L. S. 1/2    min. low       Bake Time     _______________ min.
          _______________
Mix Time  _______________  min. med.      Fry Temp.     ____________ (degrees) F
          Speed I, Use Whip
Batter Temp. ____________  +/-2"F         Bake Temp.    ____________ (degrees) F

Batter Temp. _________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time        5        min.           Pan Size      ____________
             ____________

          Allow batter to hydrate
          Deposit 4 pancakes on grill set at 375 (degrees) F. Grill 1 1/4 Min each side.

                                          Formula Number 43802, 43803
                                          Formula Name:  FS - EGG PANCAKE MIX

                              MISCELLANEOUS MIXES

                                          Supersedes: 05/21/92
                                          Issue Date: 09/10/92

PRODUCT STANDARDS
-----------------

Water Abs. Mix  ___________+/-1%          Weight 6      9 1/4 oz. +/- 1/4 oz.
                                                        _____________________
Specific Volume ____________+/- .3        Height 6      3" +/- 1/4"
                                                        _____________________
Crumb Color     LT.-MED YELLOW            Spread 6      25" +/- 1/2"
                __________________                      _____________________
Crust Color     MEDIUM BROWN              Spread/Height _____________________
                __________________
Grain & Texture SL. OPEN W/UNIFORM        C02 Mix       _____________________
                  GAS HOLES
                __________________
pH Indicator    PURPLE                    Salt Mix      _____________________
                __________________
Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        BLAND
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer     Kitchen Aid                     Cutter Size   _____________________

Mix              500         gm           Scoop Size    _____________________
          __________________
          __________________ gm           Depositor Set.      #5 TYPE K
                                                        _____________________
          __________________ gm           Raw Weight (3)      132      gm
                                                        ______________
Water            625       cc             Fry Time      ______________ sec. per
          __________________

Mix Time  1/2 L. S. 1/2 L  min. low       Bake Time     _______________ min.
          _________________
Mix Time  _______________  min. med.      Fry Temp.     ____________ (degrees) F
          SPEED 1, USE WHIP
Batter Temp. ____________  +/-2"F         Bake Temp.    ____________ (degrees) F

Batter Temp. _________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time        5        min.           Pan Size      ____________
             ____________

          ALLOW BATTER TO HYDRATE

          DEPOSIT 4 PANCAKES ON GRILL SET AT 375 (DEGREES) F. GRILL 1 1/4 MIN EACH SIDE.

                                          Formula Number 43960
                                          Formula Name:  Complete Pancake &
                                                           Waffle

                              MISCELLANEOUS MIXES

                                          Supersedes: 07/30/91
                                          Issue Date: 09/10/92

PRODUCT STANDARDS
-----------------

Water Abs. Mix  125 pancake  +/-1%        Weight 6      10 oz. +/- 1/4 oz.
                 100 waffle                             _____________________
                ____________
Specific Volume ____________+/- .3        Height 6      2 1/2" +/- 1/4"
                                                        _____________________
Crumb Color     eggshell                  Spread 6      25" +/- 1/2"
                __________________                      _____________________
Crust Color     Med Brown                 Spread/Height _____________________
                __________________
Grain & Texture Open Gas Bubbles          C02 Mix       _____________________
                __________________
pH Indicator    __________________        Salt Mix      _____________________

Spec. Gravity   __________________        Fat           _____________________

                                          Flavor        Bland-Buttermilk
                                                        _____________________

LABORATORY DIRECTIONS
_____________________

Mixer     A-120/12 qt. Bowl & Paddle      Cutter Size   _____________________

Mix              500         gm           Scoop Size    _____________________
          __________________
          __________________ gm           Depositor Set.      #5 Type K
                                                        _____________________
          __________________ gm           Raw Weight    ______________ gm

Water     625 For pancake    cc           Fry Time             75      sec. per
          500 For Waffle                                ______________
          __________________

Mix Time  1 Scrape         min. low       Bake Time     _______________ min.
          _______________
Mix Time  1                min. med.      Fry Temp.     ____________ (degrees) F
          _______________
Batter Temp.    71         +/-2"F         Bake Temp.          375    (degrees) F
            _____________                               ____________

Batter Temp. _________+/-1 (degrees) C    Bake Temp.    ____________ (degrees) C

Bench Time        5        min.           Pan Size      ____________
             ____________

          Waffle: regular preheated waffle iron-3 min.